Exhibit 99.1

BONDS.COM ANNOUNCES CLOSING OF FINANCING AND APPOINTMENT OF EDWIN L. KNETZGER III AS CHAIRMAN OF THE BOARD

BOCA RATON, FL--(Marketwire - September 3, 2009) - Bonds.com Group, Inc. (OTCBB: BDCG) (the "Company"), the operator of a platform for the electronic trading of Fixed Income securities that focuses on increasing liquidity, competitive pricing and bringing transparency to the estimated $29 trillion Fixed Income marketplace, announced today that it has completed the first portion of an anticipated $5 million capital raise and also announced the appointment of industry veteran Mr. Edwin L. Knetzger III as Chairman of its Board of Directors. The funding was provided by Fund Holdings LLC, of which Mr. Knetzger is the Managing Member.

August 28, 2009, the Company entered into a Unit Purchase Agreement with Fund Holdings LLC. Pursuant to the terms and conditions of the agreement, the Company closed on $1,000,000 as of September 1, 2009 and expects to close on the remaining $4,000,000 in the next 90 days. Additionally, Fund Holdings LLC has the right to invest an additional approximately $27 million over the next three years.

The Company intends to use the proceeds of the capital raise to augment working capital, expand its sales force, develop strategic partnerships and implement key technology initiatives, each of which will directly contribute to top line growth and net income by solidifying the firm's position as a leading Fixed Income Trading Platform provider through its BondStation (www.bondstation.com) and BondStationPro offerings.

As part of the agreement, which is set forth in the Company's most recent Form 8-K filed with the SEC, the Company also announced a new Chairman of its Board of Directors, Mr. Edwin L. Knetzger III, and a Special Advisor to its Board of Directors, Mr. Mark G. Hollo. In addition to Mr. Knetzger, the Board of Directors now consists of John J. Barry, IV, David Bensol and John J. Barry, III. The Company expects to add another director in the near future.

Mr. Knetzger is the co-founder and was the former Vice Chairman and CEO of Greenwich Capital Markets, Inc., a leading fixed income institutional investor. The Royal Bank of Scotland subsequently acquired Greenwich Capital Markets, Inc. Prior to joining Greenwich Capital Markets, Inc., Mr. Knetzger was employed by Kidder Peabody & Company, where he served as Co-Manager and Head Trader of the Government Bond Trading Department from 1975 to 1980. Additionally, Mr. Knetzger serves on the boards of Paul Newman's The Hole In The Wall Gang Camp and The Hole In The Wall Gang Association, which are non-profit organizations for children and families afflicted by cancer. Mr. Knetzger also serves on the Board of the Morgans Hotel Group.

Mr. Hollo is currently Chairman & CEO of The Fund LLC, a private advisory firm specializing in financial services, new media, telecommunications, healthcare and innovative internet and mobile delivery technologies. Mr. Hollo has extensive experience in structuring business strategies, marketing plans and requisite financing for early stage public and private companies. Previously, Mr. Hollo served as Senior Managing Director of Investment Banking/Corporate Finance for Sands Brothers & Co, Ltd, Member NYSE. Mr. Hollo also established and managed the Syndicate Department whereby he was responsible for developing relationships with most major bulge bracket investment banking firms. He received a B.A. in International Relations from Georgetown University.

"The strategic capital investment from Mr. Knetzger and his group establishes a strong partnership scenario accelerating our business model to the next level," stated Chief Executive Officer, John Barry. "Mr. Knetzger has over thirty years of Fixed Income relationships that we feel will be invaluable to Bonds.com, its revenue growth and enterprise valuation. His group of investors within the Fund Holdings LLC is, in my opinion, an exceptional compilation of very successful investors whose financial commitment and industry relationships are integral to our revenue growth. Mr. Knetzger understands the challenges and opportunities associated with the Company given his extensive experience in creating the powerhouse Greenwich Capital Markets, Inc. Our management team is looking forward to collaborating with Mr. Knetzger and his group during this major paradigm shift to transparency and pricing efficiency in the estimated $29 trillion Fixed Income markets."

"Fund Holdings LLC's investment into Bonds.com demonstrates our strong belief that the Fixed Income industry is at an inflection point regarding technology, regulation and the innovative business models that will be required to succeed in the new financial environment. John Barry and the management team have created an organization and business model that has all the attributes to succeed in today's Fixed Income environment," stated Mr. Knetzger. "This investment represents our commitment and alignment to assist in realizing the execution of a timely and well defined strategic business plan," stated Mr. Knetzger.

To be added to the Bonds.com investor email list, please email justin.davis@cirrusfc.com with BDCG in the subject line.

About Bonds.com Group, Inc.
Bonds.com Group, Inc. (OTCBB: BDCG), through its subsidiary Bonds.com, Inc., serves institutional Fixed Income investors by providing a comprehensive zero subscription fee online trading platform. The Company designed the BondStation platform to provide liquidity and competitive pricing to the fragmented Over-The-Counter (OTC) Fixed Income marketplace.

The Company differentiates itself by offering through Bonds.com, Inc., an inventory of over 35,000 Fixed Income securities from more than 175 competing sources. Asset classes currently offered on, BondStation, our Fixed Income trading platform include municipal bonds, corporate bonds, agency bonds, certificates of deposit (CDs), emerging market debt, structured products and U.S. Treasuries.
Bonds.com Investor Relations Website: http://ir.bonds.com

FORWARD-LOOKING STATEMENTS
The information contained herein includes forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to our future financial performance, and include statements relating to the closing of the remaining $4,000,000 of financing and any additional amounts that may be invested by The Fund, LLC, our ability to use the proceeds of this financing to advance our business goals and the impact of the additional of Mr. Knetzger as Chairman of our Board of Directors. These statements are based on management's current expectations and involve significant known and unknown risks, uncertainties and other factors that may cause our actual events, results, performance, and achievements to be materially different from any future events, results, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. These risks and uncertainties include, among other things, market factors, general economic conditions both nationally and locally, governmental regulations, legislation and other risks identified in our most recent Form 10-K filed with the SEC. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

CONTACT:
Cirrus Financial Communications, LLC
Justin K. Davis
(877) 880-BDCG (2324)
Justin.Davis@cirrusfc.com
www.cirrusfc.com